SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING SPECIALTY FUNDS
For the Allspring Innovation Fund (the “Fund”)

Effective October 1, 2025, Nicholas Birk is removed as a portfolio manager to the Fund. On October 1, 2025, all references to Nicholas Birk in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

September 16, 2025	SUP1600 09-25